STOCK OPTION AGREEMENT

                                AUTHORISZOR INC.

         This unilateral grant by the Company constitutes a valid Nonqualified Stock Option for a total of 200,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of Authoriszor Inc., a Delaware corporation (the "Company"), is hereby granted to Richard A. Langevin (the "Optionee") in connection with (i) that certain Severance and Release Agreement, dated as of January 31, 2001 (the "Severance Agreement"), by and among the Company and Richard A. Langevin and (ii) pursuant to the terms of this Option Agreement (the "Option Agreement").

         Section 1. Exercise Price. The exercise price of the Option is $6.75 for each Share. The exercise payment ("Exercise Payment") shall be the aggregate consideration payable to the Company upon exercise of the Option by the Optionee equal to the product of the number of shares desired to be exercised and the Exercise Price.

         Section 2. Exercise of the Option. The Option shall be comprised of (i) the first option ("First Option") to purchase 100,000 shares of Common Stock, which shall be exercisable on or after January 31, 2001 and (ii) the second option ("Second Option", together with the First Option, the "Option" or "Options", as the case may be) to purchase 100,000 shares of Common Stock, which shall be exercisable on or after January 31, 2002, and each may be exercised from time to time thereafter, subject to the provisions contained in Sections 3, 4 and 5 below.

                    (a) Method of Exercise. Options shall be deemed properly exercised when:

                              (i) the Company has received  written  notice (the
                    "Notice") of such exercise, stating the number of Shares which are being purchased, delivered to the Company and signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise the Option; and

                              (ii) full  payment  of the  exercise  price of the
                    Shares as to which the Option is exercised has been tendered to the Company pursuant to Section 2(b) hereof; or

                              (iii) at the  option  of the  Optionee,  without a
                    cash payment of the Exercise Price, by designating that the number of Shares of Common Stock issuable to the Optionee upon such exercise shall be reduced by the number of Shares having a Fair Market Value (as hereinafter defined) equal to the amount of the Exercise Payment for such exercise. In such instance, no cash or other consideration will be paid by Optionee in connection with such exercise other than the surrender of the Option Agreement itself, and no commission or other remuneration will be paid or given by Optionee or the Company in connection with such exercise. If such election results in only a partial exercise of the Options covered by the Option Agreement, the Company shall deliver to Optionee a new Option Agreement evidencing the remaining Shares under the Options. This election is available to the Optionee only if on the business day immediately prior to the date (the "Exercise Date") the Notice is received by the Company, the Shares trade on any stock exchange, the NASDAQ Stock Market or the OTC Bulletin Board. For this purpose, the Fair Market Value of shares of Common Stock shall be determined as of the last business day preceding the Exercise Date and shall be deemed to be the average of the closing bid and ask prices of the Common Stock; provided, however, if shares of the Common Stock are then listed on a national securities exchange or the NASDAQ Stock Market, the Fair Market Value of shares of Common Stock shall be deemed to be the closing price on the relevant date; and

                              (iv) arrangements that are satisfactory to the Board of Directors of the Company (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company reasonably determines to be necessary for the Company to withhold in accordance with applicable federal or state income, or federal employment, tax withholding requirements.

                    (b) Payment. The exercise price of any Shares purchased shall be paid in cash, by certified or cashier's check, by money order, by personal check (if approved by the Board) or pursuant to the provisions contained in Section 2(a)(iii); provided, further, that any federal or state income, or federal employment, taxes which the Company reasonably determines should be withheld, shall be paid by the Optionee to the Company in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board).

                    (c) Restrictions on Exercise.

                              (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the exercising person to make any agreements and undertakings that may be required by any applicable law or regulation.

                              (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Securities Act"), shall be restricted securities subject to the terms of Rule 144 under the Securities Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares.

                              (iii) At the written request of the Optionee,  the
                    Company will promptly, but in no event more than 15 days of receiving such request from Optionee, file with the Securities and Exchange Commission a registration statement ("Registration Statement") on Form S-8 registering the issuance of the Shares; provided that such 15 day period shall be extended if the Company's failure to file the Registration Statement within such period is the result of the Company's inability to obtain the required consent of its independent public accountants. The Company's obligation to file the Registration Statement is conditioned on the following: (i) the Company meets the requirements of Form S-8 with respect to the Shares; (ii) as of the date of the request the Exercise Price is equal to or lesser than the Fair Market Value of the Shares; and (iii) the Optionee timely provides the Company with the information and takes such further action that the Company may reasonably request in connection with the Registration Statement. The Company shall bear all filing fees, the fees and expenses of the Company's independent public accountants and attorneys and other expenses incurred by the Company with respect to the filing of the Registration Statement.

          Section 3. Term of Option. This Option may not be exercised after January 31, 2009 and is subject to earlier termination as provided in Section 4. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

          Section 4. Termination of Option Period.

                    (a)  The   unexercised   portion   of  this   Option   shall
          automatically and without notice terminate and become null and void on January 31, 2009.

                    (b) The Company in its sole discretion may, by giving written notice (a "Cancellation Notice") prior to the consummation of any of the transactions described in Section 4(b)(i) or 4(b)(ii), cancel, effective upon the date of the consummation of any of such transactions, all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 30 days) prior to the effective date of such cancellation, and may be given either before or after stockholder approval of such transaction.

                              (i) Any transaction  (which shall include a series
                    of related transactions occurring within 60 days or occurring pursuant to a plan) that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction.

                              (ii) A sale, lease,  exchange or other disposition
                    of all or substantially all the property and assets of the Company to an unaffiliated third party.

          Section 5. Acceleration of Option Period.

                    (a) Notwithstanding the foregoing, immediately prior to the occurrence of either of the events described in Section 4(b)(i) or
          Section 4(b)(ii), the Option shall automatically vest in full and become immediately exercisable; provided, however, that the Company shall provide Optionee the Cancellation Notice as described in Section 4(b).

          Section 6. Adjustment of Shares.

                    (a) If at any time while an unexercised Option is outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event proportionate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

                    (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

                    (c) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

          Section 7. Non-Assignability of Option. This Option may be transferred or assigned by the Optionee only to family members, trusts or other entities for the benefit of the Optionee or for the benefit of the Optionee's family members, by will or by the laws of descent and distribution or by the laws regulating testate or intestate succession applicable to the Optionee.

          Section 8. Issuance of Shares. No person shall be, or have any rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of an issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, the following:

                  (a) The Optionee's representation and warranty to the Company, at the time the Option is exercised, that the Shares to be issued are being acquired for investment and not with a view to, or for sale in connection with, the distribution of any such Shares until registration of the issuance of such Shares is effective; and

                  (b) The Optionee's representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and to be endorsed upon the certificates representing the Shares.

         Section 9. Government Regulations. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         Section 10. Law Governing. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF DELAWARE AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE EXCEPT TO THE EXTENT DELAWARE LAW IS PREEMPTED BY FEDERAL LAW.

         Section 11. Notices. Whenever any notice is required or permitted under this Option Agreement, such notice must be in writing and personally delivered or sent by registered mail or delivery by a recognized courier service. Any notice required or permitted to be delivered under this Option Agreement shall be deemed to be delivered on the date on which it is delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, an address, or in the case of Optionee the name and address of his counsel, that was previously specified for receiving notices. Until changed in accordance with this Option Agreement, the Company and the Optionee shall specify as its or his address for receiving notices the address set forth in this Option Agreement pertaining to the Shares to which such notice relates.

          Section 12. Miscellaneous.


                  (a) The Company has full corporate authority to grant this Option, and this Option is granted to the Optionee in connection with the Severance Agreement describing such Option and is in addition to any other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries.

                  (b) The members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

                    (c) Neither the Board nor the Company guarantees Shares from loss or depreciation.

                    (d)   All   expenses   incident   to   the   administration,
          termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company.

                    (e) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

                    (f) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

                    (g) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

                    (h) Any person entitled to notice under this Option may waive such notice.

                    (i) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

                    (j) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

                    (k) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

                    (l) The Company hereby covenants and agrees to at all times to reserve a sufficient number of shares for issuance pursuant to the exercise of this Option Agreement.

DATE OF GRANT:                            AUTHORISZOR INC.

January 31, 2001

                                          By:  /s/ James L. Jackson
                                              --------------------------------
                                              James L. Jackson
                                              Vice President and Secretary

ADDRESS:

One Van de Graaff Drive, Suite 502
Burlington, Massachusetts 01803-5188

         Optionee hereby accepts this Option subject to all the terms and provisions of this Option Agreement.

By: /s/ Richard A. Langevin
   ----------------------------------
   Richard A. Langevin


ADDRESS:

1 Justin Road
Natick, MA 01760-5565


COUNSEL:

Epstein Becker & Green, P.C.
75 State Street
Boston, Massachusetts 02109
Attn: Barry Guryan

Tel: (617) 342-4000
Fax: (617) 342-4001